                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   Flag Investors Emerging Growth Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                   Flag Investors Emerging Growth Fund, Inc.

Dear Shareholder:

We are writing to ask you to vote to establish Alex. Brown Capital Advisory & Trust Company (ABCAT) as sub-advisor to the Flag Investors Emerging Growth Fund, Inc. ABCAT was, until June 30, 1998, a subsidiary of Bankers Trust Corporation (Bankers Trust), the parent of Investment Company Capital Corp.
(ICC), the Fund's advisor. On June 30, 1998, Bankers Trust sold ABCAT to a combination of ABCAT employees, directors and outside investors, including the Fund's portfolio manager. The Fund's portfolio manager and other portfolio management personnel are continuing in that capacity under a dual employee agreement between ICC and ABCAT. However, as they will be associated with ABCAT rather than ICC or Bankers Trust on a long-term basis, we must make ABCAT a sub-advisor to the Fund to ensure the continuity of the Fund's portfolio management.

Your Board has carefully reviewed this transaction with respect to the quality and continuity of service to be provided by ABCAT. The Board specifically reviewed items such as continuity of portfolio management, the operational support ABCAT will provide these managers and the financial strength of ABCAT. Following this review, the Board recommends you vote in favor of making ABCAT a sub-advisor to the Fund.

We are also asking you to vote to reelect the Fund's Directors and to add Joseph R. Hardiman to the Fund's Board to replace John F. Kroeger who is retiring. Mr. Hardiman served as President and Chief Executive Officer of the National Association of Securities Dealers, Inc. (NASD) and its subsidiary, The NASDAQ Stock Market, Inc., for nearly ten years. He brings excellent business and investment experience as well as unquestioned integrity. While we are enthusiastic that he will join the Board (with your approval) we are sad that he is replacing Mr. Kroeger, one of the original Board members of the Flag Investors Emerging Growth Fund, Inc. Mr. Kroeger has provided sound advice and asked pointed questions since the inception of the Fund in 1987. We will miss him.

A proxy which explains these items in detail is attached. We ask that you read it and then vote. Your vote is important to us. Please take a moment now to complete, sign and return your proxy card in the enclosed postage-paid envelope.

The Fund has retained Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, to assist in the voting process. If we have not obtained your vote after a reasonable period of time, you may receive a telephone call from a representative of SCC reminding you to exercise your right to vote.

Thank you for your cooperation.

Sincerely yours,

/s/ Truman T. Semans
---------------------
Truman T. Semans
Chairman

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                              -----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              September 25, 1998

TO THE SHAREHOLDERS OF FLAG INVESTORS EMERGING GROWTH FUND,
INC.
         You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Emerging Growth Fund, Inc. (the "Fund") on Friday, September 25, 1998, at 2:00 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:   To consider and act upon a proposal to elect a Board of Directors of the Fund.

PROPOSAL 2:   To approve a Sub-Advisory Agreement among the Fund,
              Investment Company Capital Corp. and Alex. Brown Capital
              Advisory & Trust Company.

         Only shareholders of the Fund at the close of business on August 7, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                                          Amy M. Olmert
                                                          Secretary

Dated: August 21, 1998

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                             --------------------

                                PROXY STATEMENT
                             --------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                              September 25, 1998

         This Proxy Statement is furnished by the Board of Directors of Flag Investors Emerging Growth Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Friday, September 25, 1998, at 2:00 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about August 21, 1998.

         The primary purpose of the Special Meeting is to permit the Fund's shareholders to consider a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. and Alex. Brown Capital Advisory & Trust Company. Shareholders will also be asked to elect a Board of Directors.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please sign and date the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 2:00 p.m. Eastern Time on Friday, September 25, 1998. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed Board of Directors of the Fund ("Proposal 1") and FOR the Sub-Advisory Agreement ("Proposal 2"). All shareholders of the Fund are entitled to vote on each Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on August 7, 1998, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 6,309,367.052 shares outstanding, consisting of 3,378,684.419 Flag Investors Emerging Growth Fund Class A Shares, 284,552.042 Flag Investors Emerging Growth Fund Class B Shares, 335,623.093 Flag Investors Emerging Growth Fund Institutional Shares and 2,310,507.498 Alex. Brown Capital Advisory & Trust Emerging Growth Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by Investment
Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC (the "Advisor").
Additional solicitation may be made by Shareholder Communications Corporation, a solicitation firm located in New York, New York that has been engaged by the Fund to assist in proxy solicitation.

         THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997, AND A COPY OF THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 1998, UPON REQUEST. THE ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO FLAG INVESTORS EMERGING GROWTH FUND, INC., ONE SOUTH STREET, BALTIMORE, MARYLAND 21202 OR BY CALLING (800) 767-FLAG.

         The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1:    To consider and act upon a proposal to elect a Board of
               Directors of the Fund.

         At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Truman T. Semans, James J. Cunnane, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors, except for Mr. Hardiman. Messrs. Semans, Cunnane, Hale, Levy, McDonald and Vogt and Ms. Rimel were elected by shareholders of the Fund on February 11, 1997. John F. Kroeger, who has served as a Director of the Fund since its inception, will retire from the Board of Directors effective October 1, 1998.

         The election of Directors is to assure future flexibility in complying with the 1940 Act and Maryland law. In particular, as a result of last year's merger between Bankers Trust Corporation and Alex. Brown Incorporated (now BT Alex. Brown Incorporated) (the "Merger"), 75% of the Board Members must be disinterested persons of the Advisor pursuant to Section 15(f) of the 1940 Act for at least three years after the Merger. Furthermore,
Section 16 of the 1940 Act requires that in order to fill vacancies on the Board, at least two-thirds of the Directors holding office after such vacancies are filled must have been elected by shareholders. The Special Meeting will provide additional assurance that the Board will continue to have operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. The new slate of Directors will serve effective October 1, 1998 or when elected by shareholders, whichever is later.

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

Information Regarding Nominees

         The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship, age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services for which

ICC provides investment advisory or administration services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares beneficially owned. As of June 30, 1998, the Nominees as a group and the Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the total outstanding shares of the Fund.

                                                                                       Shares
                                                                                     Beneficially
                                                                                     Owned as of
Name and Position                        Business Experience during the Past           June 30,
  with the Fund                 Age    Five Years (including all directorships)         1998**               Percentage
  --------------                ---    ----------------------------------------         ----                 ----------
Truman T.  Semans*              71     Vice Chairman, Alex. Brown Capital Advisory     27,938.342                 ***
  Chairman and Director                & Trust Company; Director, Investment Company   shares
  since 1987                           Capital Corp. (registered investment advisor)
                                       and Virginia Hot Springs Inc. (property
                                       management). Formerly, Vice Chairman and
                                       Managing Director, Alex. Brown & Sons
                                       Incorporated (now BT Alex. Brown Incorporated).
                                       Director of 10 funds in the Fund Complex.


James J. Cunnane                60     Managing Director, CBC Capital (merchant        None                       ***
  Director since 1994                  banking), 1993-Present.  Formerly, Senior
                                       Vice President and Chief Financial
                                       Officer, General Dynamics Corporation
                                       (defense), 1989-1993; Director, The
                                       Arch Fund (registered investment
                                       company). Director of each fund in the
                                       Fund Complex.

Richard T. Hale*                53     Managing Director, BT Alex. Brown               7,548.050                  ***
  Director since 1989                  Incorporated; Director and President,           shares
                                       Investment Company Capital Corp.
                                       (registered investment advisor);
                                       Chartered Financial Analyst.  Director of 11
                                       funds in the Fund Complex.

Joseph R. Hardiman              61     Private Equity Investor and Capital Markets     None                       ***
  Nominee                              Consultant; Director, The Nevis Fund
                                       (registered investment company).  Formerly,
                                       President and Chief Executive Officer, The
                                       National Association of Securities Dealers,
                                       Inc. and The NASDAQ Stock Market, Inc.,
                                       1987-1997; Chief Operating Officer of
                                       Alex. Brown & Sons Incorporated (now BT
                                       Alex. Brown Incorporated), 1985 - 1987.


                                                                                       Shares
                                                                                     Beneficially
                                                                                     Owned as of
Name and Position                        Business Experience during the Past           June 30,
  with the Fund                 Age    Five Years (including all directorships)         1998**                Percentage
  --------------                ---    ----------------------------------------         ----                  ----------
Louis E. Levy                   65     Director, Kimberly-Clark Corporation            1,433.372                  ***
  Director since 1994                  (personal consumer products) and                shares
                                       Household International (finance and
                                       banking); Chairman of the Quality Control
                                       Inquiry Committee, American Institute of
                                       Certified Public Accountants.  Formerly,
                                       Trustee, Merrill Lynch Funds for
                                       Institutions, 1991-1993; Adjunct Professor,
                                       Columbia University - Graduate School of
                                       Business, 1991-1992; Partner, KPMG Peat
                                       Marwick, retired 1990. Director of each
                                       fund in the Fund Complex.

Eugene J. McDonald              66     President, Duke Management Company              None                       ***
  Director since 1992                  (investments); Executive Vice President,
                                       Duke University (education, research
                                       and health care); Director, Central
                                       Carolina Bank & Trust (banking), Key
                                       Funds (registered investment companies)
                                       and DP Mann Holdings (insurance).
                                       Formerly, Director, AMBAC Treasurers
                                       Trust (registered investment company).
                                       Director of each fund in the Fund
                                       Complex.

Rebecca W. Rimel                47     President and Chief Executive Officer, The      None                       ***
  Director since 1996                  Pew Charitable Trusts; Director and
                                       Executive Vice President, The Glenmede
                                       Trust Company.  Formerly, Executive
                                       Director, The Pew Charitable Trusts.
                                       Director of 10 funds in the Fund Complex.

Carl W. Vogt, Esq.              62     Senior Partner, Fulbright & Jaworski L.L.P.     None                       ***
  Director since 1996                  (law); Director, Yellow Corporation
                                       (trucking) and American Science &
                                       Engineering (x-ray detection
                                       equipment). Formerly, Chairman and
                                       Member, National Transportation Safety
                                       Board; Director, National Railroad
                                       Passenger Corporation (Amtrak);
                                       Director and Member, Aviation System
                                       Capacity Advisory Committee (Federal
                                       Aviation Administration). Director of
                                       10 funds in the Fund Complex.

----------------------
* Denotes an individual who is an "interested person" as defined in the 1940 Act.
** This information has been provided by each Nominee for Director of the Fund.
*** As of June 30, 1998, the Nominees as a group beneficially owned an aggregate of less than 1% of the total outstanding shares of the Fund.

Compensation of Directors

         Each Director who is not an "interested person" within the meaning of the 1940 Act, as well as the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1997, Directors' fees attributable to the assets of the Fund totaled $3,303. Officers of the Fund, except the President, as noted above, receive no direct remuneration in such capacity from the Fund. Directors and officers of the Fund who are employees of BT Alex. Brown Incorporated or its affiliates ("BT Alex. Brown") may be considered to have received remuneration indirectly.

         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from various funds in the Fund Complex and BT International Equity Fund, in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

         The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended October 31, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended October 31, 1997 by the Fund Complex is also set forth in the compensation table below.

                              COMPENSATION TABLE


                                         Aggregate         Pension or Retirement    Total Compensation           Number of Funds
                                       Compensation         Benefits Accrued as       from the Fund               in Fund Complex
                                          Payable              Part of Fund          and Fund Complex           for which Director
        Name and Position              from the Fund             Expenses          Payable to Directors               Serves
        -----------------              -------------            ----------         --------------------               ------
Truman T. Semans, Chairman                  $0                      $0                      $0                          11(2)
  and Director (1)
Charles W. Cole, Jr., Director(1)(3)        $0                      $0                      $0                           9
Richard T. Hale, Director (1)               $0                      $0                      $0                          12(2)
W. James Price, Director (1)(4)             $0                      $0                      $0                           7
James J. Cunnane, Director                  $542(5)                 (6)                   $39,000                       13(2)
John F. Kroeger, Director(7)                $681                    (6)                   $49,000                       13(2)
Louis E. Levy, Director                     $542                    (6)                   $39,000                       13(2)
Eugene J. McDonald, Director                $542(5)                 (6)                   $39,000                       13(2)
Rebecca W. Rimel, Director                  $439(5)                 (6)                   $39,000(8)                    11(2)
Carl W. Vogt, Esq., Director                $443(5)                 (6)                   $39,000(8)                    11(2)
Harry Woolf, Director (4)                   $113(5)                 (6)                   $ 9,750                       12(2)

-----------------

(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2)      One of these funds ceased operations on July 29, 1998.
(3)      Resigned as Director of the Fund effective September 1, 1997.
(4) Messrs. Price and Woolf retired as Directors effective December 31, 1996. Mr. Woolf was appointed President of the Fund effective September 1, 1997. For serving as President, Mr. Woolf receives compensation from the Fund and certain other funds in the Fund Complex, in addition to his retirement benefits.
(5) Of the amounts payable to Messrs. Cunnane, McDonald, Vogt and Woolf, and Ms. Rimel, $542, $542, $443, $113 and $439, respectively, was deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(6)      The Fund Complex has adopted a retirement plan for eligible
         Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended October 31, 1997 was $1,993.
(7)      Intends to retire as Director of the Fund, effective October 1, 1998.
(8) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (each, a "Participant" and collectively, the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective

December 31, 1994 and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1997, are as follows: Messrs. Cunnane (3), Kroeger (15), Levy (3), McDonald (5), Vogt (2) and Ms. Rimel (2).

       Estimated Annual Benefits Payable by Fund Complex Upon Retirement

 Years of Service     Chairman of Audit Committee         Other Participants
 ----------------     ---------------------------         ------------------
6 years                       $4,900                              $3,900
7 years                       $9,800                              $7,800
8 years                      $14,700                             $11,700
9 years                      $19,600                             $15,600
10 years or more             $24,500                             $19,500


Meetings and Committees of the Board of Directors

         There were four regular and two special meetings of the Board of Directors held during the fiscal year ended October 31, 1997. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended October 31, 1997, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. Mr. Levy will become Chairman of the Audit and Compliance Committee, and, if elected, Mr. Hardiman will become a member of such Committee effective upon Mr. Kroeger's retirement. The

Audit and Compliance Committee met four times during the fiscal year ended October 31, 1997. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended October 31, 1997, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy, Vogt and Woolf, and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. If elected, Mr. Hardiman will become a member of the Nominating Committee effective upon Mr. Kroeger's retirement. The Nominating Committee met once during the fiscal year ended October 31, 1997 and all members attended the meeting.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended October 31, 1997, were Messrs. Woolf (Chairman), Cunnane, Kroeger, Levy, McDonald and Vogt, and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Compensation Committee until his retirement on December 31, 1996. If elected, Mr. Hardiman will become a member of the Compensation Committee effective upon Mr. Kroeger's retirement. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. The Compensation Committee met once during the fiscal year ended October 31, 1997 and all members attended the meeting.

         On September 1, 1997, Alex. Brown Incorporated, the indirect parent of Investment Company Capital Corp., merged with and into a subsidiary of Bankers Trust New York Corporation (now known as Bankers Trust Corporation).
In connection with the Merger, Mr. Truman T. Semans, a Director of the Fund and ICC, and Mr. Richard T. Hale, a Director of the Fund and a Director and President of ICC, exchanged their shares of Alex. Brown Incorporated (26,258 shares and 89,545 shares, respectively) for shares of Bankers Trust
Corporation at the rate of 0.83 shares of Bankers Trust Corporation (valued at such time at $103.75 per share) for each share of Alex. Brown Incorporated. Since the Merger, Mr. Semans has sold or gifted 18,404 shares and Mr. Hale has sold 366 shares of Bankers Trust Corporation. As of June 30, 1998, to Fund Management's knowledge, Mr. Semans beneficially owned 3,390 shares and Mr. Hale beneficially owned 74,722 shares of Bankers Trust Corporation.

Board Approval of the Election of Directors

         At a meeting of the Board of Directors held June 30, 1998, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board of Directors considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The election of Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
                        THE ELECTION OF THE DIRECTORS.


Proposal 2:  To approve a Sub-Advisory Agreement among the Fund, Investment
             Company Capital Corp. and Alex. Brown Capital Advisory & Trust Company.

         Investment Company Capital Corp. serves as investment advisor to the Fund. (See "Investment Advisor and Sub-Advisor" on page 11 for additional information concerning the Advisor.) Bankers Trust Corporation ("Bankers Trust"), the indirect parent of ICC, was until June 30, 1998 also the parent of Alex. Brown Capital Advisory & Trust Company ("ABCAT"). However, on that date Bankers Trust completed the sale of ABCAT to a combination of ABCAT employees, directors, and outside investors, including the Fund's portfolio manager, Frederick L. Meserve, Jr. Mr. Meserve (the "Manager") and other portfolio management personnel are continuing in that capacity under a dual employee agreement between ICC and ABCAT. However, as they will be associated with ABCAT rather than ICC or Bankers Trust on a long-term basis, the Fund is asking that you approve a Sub-Advisory Agreement among ICC, ABCAT and the Fund in order to ensure the continuity of the Fund's portfolio management.

         Pursuant to the proposed Sub-Advisory Agreement (the terms of which are discussed below), ABCAT will serve as sub-advisor to the Fund and the Manager will continue managing the Fund's investments in the future. ICC will compensate ABCAT out of its advisory fee which will remain the same. Accordingly, the overall cost to the Fund of advisory and management services will not increase as a result of the proposed sub-advisory arrangement.

The Proposed Sub-Advisory Agreement

         On June 29, 1998, the Board of Directors, including a majority of the Independent Directors, unanimously approved a proposed Sub-Advisory Agreement among the Fund, ICC and ABCAT, the form of which is attached as Exhibit A.

         In evaluating the proposed Sub-Advisory Agreement, the Board considered that the proposed sub-advisory arrangement with ABCAT would enable the Fund to retain the services of the Manager on a long-term basis and, therefore, ensure continuity in management of the Fund. The Board also considered the performance record of the Fund under the Manager, the operational support ABCAT will provide the Manager, and the financial strength of ABCAT. Finally, the Board noted that the compensation under the proposed Sub-Advisory Agreement was comparable with other sub-advisory fees negotiated by the Advisor.

         The proposed Sub-Advisory Agreement provides that ABCAT, under the supervision of the Advisor and in return for its fee, will (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; (e) provide the Board of Directors of the Fund on a regular basis with financial reports with respect to the Fund's portfolio investments and analyses of the Fund's operations and the operations of comparable investment companies; and
(f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio.

         The proposed Sub-Advisory Agreement provides for compensation to ABCAT from ICC, calculated daily and paid at the end of each calendar month, at the annual rate of 0.55% of the Fund's average daily net assets provided that, if necessary, the Sub-Advisor's annual compensation will be reduced in an amount proportional to the Advisor's waiver so that the Fund's total expenses for that year do not exceed 1.50% of the Flag Investors Class A Shares' average daily net assets.

         The proposed Sub-Advisory Agreement provides that ABCAT will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. ABCAT will maintain, at its expense and without cost to the Fund, a trading function in order to place orders for the purchase and sale of portfolio securities for the Fund. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to ICC under the Investment Advisory Agreement; the charges and expenses of any registrar, any custodian or any depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940
Act) of the Fund and of the independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The services of ABCAT are not deemed to be exclusive, and ABCAT is free to render investment advisory and other services to others, (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. Officers or directors of ABCAT may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or directors of ABCAT, to the extent permitted by law; and officers or directors of ABCAT are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         The proposed Sub-Advisory Agreement would take effect upon the later to occur of (i) October 1, 1998 or (ii) the obtaining of shareholder approval. The proposed Sub-Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

         The proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities or by ICC or ABCAT, upon sixty (60) days' written notice to the other parties. The agreement automatically terminates in the event of its assignment or upon termination of the Investment Advisory Agreement.

         The proposed Sub-Advisory Agreement obligates ABCAT, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ABCAT is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of

ABCAT or its officers, partners or employees, or reckless disregard by ABCAT of its duties under the agreement.


Alex. Brown Capital Advisory & Trust Company

         ABCAT is a trust company chartered under the laws of the State of Maryland that had under management as of June 30, 1998, approximately $2.9 billion. ABCAT is a wholly-owned subsidiary of Brown Capital Holdings Incorporated ("Brown Capital Holdings"), a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Capital Holdings is owned by management and employees of ABCAT and outside investors. ABS Capital Partners II, L.P., a Delaware limited partnership, holds 27.826% of the total outstanding shares of Brown Capital Holdings. The sole general partner of ABS Capital Partners II, L.P. is ABS Partners II, L.L.C., a Delaware limited liability company, whose General Manager is Mr. Donald Hebb. The address of ABCAT and Brown Capital Holdings is 19 South Street, Baltimore, Maryland 21202, and the address of ABS Capital Partners II, L.P. and ABS Partners II, L.L.C. is One South Street, Baltimore, Maryland 21202.

         The following information is provided for each director and the principal executive officer of ABCAT:


 Name and Position with ABCAT                  Address                      Principal Occupation
 ----------------------------                  -------                      --------------------
Michael D. Hankin
  Director, President and Chief         19 South Street                   Director, President and Chief
  Executive Officer                     Baltimore, MD  21202              Executive Officer of ABCAT.

William C. Baker                        7332 Brightside Road              Chairman of Chesapeake Bay
  Director                              Baltimore, MD  21212              Foundation.

Benjamin H. Griswold, IV                One South Street                  Managing Director of BT Alex.
  Director                              Baltimore, MD  21202              Brown Incorporated.

David L. Hopkins, Jr.                   19 South Street                   Director and Chairman of ABCAT.
  Director and Chairman                 Baltimore, MD  21202

Truman T. Semans                        19 South Street                   Director and Vice Chairman of ABCAT;
  Director and Vice Chairman            Baltimore, MD  21202              Director of Investment
                                                                          Company Capital Corp.

Charles W. Cole, Jr.                    19 South Street                   Director and Vice Chairman of ABCAT.
  Director and Vice Chairman            Baltimore, MD  21202

Earl L. Lineham                         515 Fairmount Avenue              Private Investor
  Director                              Suite 900                         Woodbrook Capital, Inc.
                                        Towson, MD  21286

John J.F. Sherrerd                      One Tower Bridge                  Retired, Sherrerd & Co.
  Director                              9th Floor
                                        West Conshohocken, PA  19428

Walter D. Pinkard, Jr.                  7 East Redwood                    Principal of Colliers Pinkard
  Director                              Baltimore, MD  21202              WD Pinkard & Co.


         ABCAT does not currently advise any other mutual fund. However, as previously noted, Mr. Frederick L. Meserve, the Fund's portfolio manager and an employee of both ICC and ABCAT has managed the Fund's investments since 1993.

         In connection with the sale of ABCAT by BT Alex. Brown on June 30, 1998, Truman T. Semans, a Director and Vice Chairman of ABCAT and Chairman of the Board of Directors of the Fund, purchased 19,000 shares (1.322%) of Brown Capital Holdings at $10 per share and Charles W. Cole, a Director and Vice Chairman of ABCAT and a former Director of the Fund, purchased 18,000 shares (1.252%) of Brown Capital Holdings at $10 per share. In addition, Messrs. Semans and Cole purchased notes from Brown Capital Holdings in the amount of $50,073 and $47,483 respectively, which mature in 3 years and pay interest based on the prime rate. In addition, Mr. Meserve, the Fund's portfolio manager and former President of the Fund, owns 2.25% of the outstanding shares of Brown Capital Holdings and Charles A. Reid and Sandra J. Doeller, former Vice Presidents of the Fund and currently employees of ABCAT, own 2.25% and 0.33%, respectively, of the outstanding shares of Brown Capital Holdings.

Shareholder Approval of the Proposed Sub-Advisory Agreement

         Approval of the proposed Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For the purposes of this proposal "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
           OF THE FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY
                                  AGREEMENT.


                            ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about each of the Fund's current Directors and principal executive officers, including his or her name, position with the Fund, length of service in such position, age, principal occupations or employment during the past five years, number of shares of the Fund beneficially owned and percentage of shares beneficially owned as of June 30, 1998, is set forth below. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates.

                                                                                                    Shares
                                                             Business Experience during          Beneficially
                                                                         the                     Owned as of
                               Position                            Past Five Years                 June 30,
          Name               with the Fund       Age        (including all directorships)           1998**           Percentage
          ----               -------------       ---        -----------------------------           ----             ----------
Truman T. Semans*         Chairman and           71      See "Information Regarding             27,938.342                ***
                          Director since                 Nominees."                             shares
                          1987
James J. Cunnane          Director since         60      See "Information Regarding             None                      ***
                          1994                           Nominees."

Richard T. Hale*          Director since         53      See "Information Regarding             7,548.050 shares          ***
                          1989                           Nominees"

                                                                                                    Shares
                                                             Business Experience during          Beneficially
                                                                         the                     Owned as of
                               Position                            Past Five Years                 June 30,
          Name               with the Fund       Age        (including all directorships)           1998**           Percentage
          ----               -------------       ---        -----------------------------           ------           ----------
John F. Kroeger           Director since         74      Formerly, Director/Trustee,         1,432.366 shares            ***
                          1987                           AIM Funds (registered
                                                         investment companies);
                                                         Consultant, Wendell & Stockel
                                                         Associates, Inc.  (consulting
                                                         firm); General Manager,
                                                         Shell Oil Company.  Director of
                                                         each fund in the Fund Complex.

Louis E. Levy             Director since         65      See "Information Regarding          1,433.372 shares            ***
                          1994                           Nominees."

Eugene J. McDonald        Director since         66      See "Information  Regarding         None                        ***
                          1992                           Nominees."

Rebecca W. Rimel          Director since         47      See "Information  Regarding         None                        ***
                          1996                           Nominees."

Carl W. Vogt, Esq.        Director since         62      See "Information  Regarding         None                        ***
                          1996                           Nominees."

Harry Woolf               President since        75      Professor-at-Large Emeritus,        None                       ***
                          1997                           Institute for Advanced Study;
                                                         Director, ATL and Spacelabs
                                                         Medical Corp. (medical
                                                         equipment), Family Health
                                                         International (non-profit
                                                         research and education) and
                                                         Research America (non-profit
                                                         medical research). Formerly,
                                                         Director, Merrill Lynch Cluster
                                                         C Funds and Flag Investors/ISI
                                                         and BT Alex. Brown Cash
                                                         Reserve Family of Funds
                                                         (registered investment
                                                         companies); Trustee, Reed
                                                         College (education) and
                                                         Rockefeller Foundation.

Amy M. Olmert             Secretary  since       35      Vice President, BT Alex. Brown      None                       ***
                          1997                           Incorporated, 1997-Present.
                                                         Formerly, Senior Manager,
                                                         Coopers & Lybrand L.L.P.
                                                         (now, PricewaterhouseCoopers
                                                         LLP), 1988-1997.

                                                                                                Shares
                                                         Business Experience during          Beneficially
                                                                      the                     Owned as of
                               Position                         Past Five Years                 June 30,
      Name                  with the Fund       Age      (including all directorships)           1998**             Percentage
      ----                  -------------       ---      -----------------------------           ------              ----------
Joseph A. Finelli         Treasurer since        41      Vice President, BT Alex. Brown      139.451 shares              ***
                          1995                           Incorporated and Vice
                                                         President, Investment Company
                                                         Capital Corp. (registered
                                                         investment advisor), 1995-
                                                         Present.  Formerly, Vice
                                                         President and Treasurer, The
                                                         Delaware Group of Funds
                                                         (registered investment
                                                         companies) and Vice President,
                                                         Delaware Management
                                                         Company Inc. (investments),
                                                         1980-1995.

Scott J. Liotta           Assistant              33      Assistant Vice President, BT        None                        ***
                          Secretary since                Alex. Brown Incorporated,
                          1997                           1996-Present.  Formerly,
                                                         Manager and Foreign Markets
                                                         Specialist, Putnam Investments
                                                         Inc. (registered investment
                                                         companies), 1994-1996;
                                                         Supervisor, Brown Brothers
                                                         Harriman & Co. (domestic and
                                                         global custody), 1991-1994.

--------------------
   * Denotes an individual who is an "interested person" as defined in the 1940 Act.
  ** This information has been provided by each Director and officer of the Fund.
  *** As of June 30, 1998, the Directors and officers of the Fund as a group (12 persons) beneficially owned an aggregate of less than 1% of the total outstanding shares of the Fund.

Investment Advisor and Sub-Advisor

         Investment Company Capital Corp., located at One South Street, Baltimore, Maryland, 21202, serves as investment advisor to the Fund. As compensation for such services for the fiscal year ended October 31, 1997, ICC received from the Fund fees of $782,095. ICC is an indirect subsidiary of Bankers Trust Corporation.

         See "Alex. Brown Capital Advisory & Trust Company" on page 8 for additional information concerning the Sub-Advisor.

Principal Underwriter

         ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, acts as the Fund's principal underwriter.

Portfolio Transactions

         For the fiscal year ended October 31, 1997, the Fund paid no brokerage commissions to affiliated brokers.

Independent Accountants

         A majority of the Fund's Board of Directors who are not "interested persons" (within the meaning of the 1940 Act) of the Fund have selected PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1998. A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

         To the knowledge of Fund Management, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of the Fund.



Name and Address                        Amount of Beneficial Ownership     Percent of Total Shares Outstanding

T. Rowe Price, Trustee                    585,419.324 shares                               9.28%
Alex. Brown & Sons Plan #100460
PO Box 17215
Baltimore, Maryland 21297-1215

Alex. Brown Capital Advisory
     & Trust Company*                   2,038,313.134 shares                              32.31%*
c/o BT Alex. Brown Incorporated
PO Box 1346
Baltimore, Maryland 21203-1346

----------
* Due to stock ownership, ABCAT may be deemed to be a controlling person of the Fund.

Submission of Shareholder Proposals

         As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund sixty (60) days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office, and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of Proposal 1 (the election of the proposed Board of Directors of the Fund) requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposal 2 (the Sub-Advisory Agreement) requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal 2.

Other Matters

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                By Order of the Directors,


                                                Amy M. Olmert
                                                Secretary


Dated:  August 21, 1998

                                                                    Exhibit A

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                                    FORM OF
                            SUB-ADVISORY AGREEMENT


                  THIS INVESTMENT SUB-ADVISORY AGREEMENT is made as of the ____ day of _________, 1998 by and among FLAG INVESTORS EMERGING GROWTH FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and ALEX. BROWN CAPITAL ADVISORY &
TRUST COMPANY, a Maryland trust company (the "Sub-Advisor").

                  WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

                  1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

                  2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

                  (a) The Fund's Articles of Incorporation, filed with the Department of Assessments and Taxation of the State of Maryland on July 2, 1987 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

                  (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                  (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

                  (d) The Fund's Notification of Registration Filed Pursuant to Section 8(a) of the 1940 Act on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on September 8, 1987;

                  (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-21119) and under the 1940 Act as filed with the SEC on April 8, 1988 relating to the shares of the Fund, and all amendments thereto; and

                  (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the "Prospectus").

                  The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

                  3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall, subject to overall supervision by the Advisor:

                           (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                           (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                           (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

                           (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund;

                           (e) provide the Board of Directors of the Fund on a regular basis with financial reports with respect to the Fund's portfolio investments and analyses of the Fund's operations and the operations of comparable investment companies; and

                           (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

                  4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

                  Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                  Subject to the policies established by the Board of Directors in compliance with applicable law, the Sub-Advisor may direct BT Alex. Brown Incorporated ("BT Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to BT Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. BT Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

                  The Fund will not deal with the Sub-Advisor or BT Alex. Brown in any transaction in which the Sub-Advisor or BT Alex. Brown acts as a principal with respect to any part of the Fund's order. If BT Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

                  5. Control by Fund's Board of Directors. Any activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

                  6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

                           (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

                           (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                           (c) the provisions of the Articles of
        Incorporation;

                           (d) the provisions of the By-Laws; and

                           (e) any other applicable provisions of Federal and State law.

                  7. Expenses. The expenses connected with the Fund shall be allocable among the Fund, the Sub-Advisor and the Advisor as follows:

                           (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                           (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

                           (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; the charges and expenses of any registrar, any custodian or any depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of the independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims, liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

                  8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of 0.55% of the Fund's average daily net assets provided that, if necessary, the Sub-Advisor's annual compensation will be reduced in an amount proportional to the Advisor's waiver so that the Fund's total expenses for that year do not exceed 1.50% of the Flag Investors Class A Shares' average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.

                  9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

                  10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to
Section 12 hereof, for two years from the date hereof.

                  11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                           (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                           (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

                  12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Advisor or the Sub-Advisor on sixty (60) days' written notice to the Fund and the other party. Upon the termination of the Investment Advisory Agreement, this Agreement shall automatically terminate on sixty (60) days written notice. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

                  13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or Directors of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or Directors of the Sub-Advisor to the extent permitted by law; and that the officers and Directors of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

                  14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

                  15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-

Advisor for this purpose shall be 19 South Street, Baltimore, Maryland 21202, and the address of the Advisor and the Fund shall be One South Street, Baltimore, Maryland 21202.

                  16. Questions and Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


Attest:                            FLAG INVESTORS EMERGING GROWTH FUND, INC.


_________________________          By: _____________________________________
Name:                                  Name:
                                       Title:



Attest:                            INVESTMENT COMPANY CAPITAL CORP.


_________________________          By: _____________________________________
Name:                                  Name:
                                       Title:



Attest:                            ALEX. BROWN CAPITAL ADVISORY & TRUST COMPANY


_________________________          By: _____________________________________
Name:                                  Name:  ______________________________
                                       Title: ______________________________

FLAG INVESTORS
PROXY SERVICES
P.O. BOX 515
BALTIMORE, MD 21202



                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                              SEPTEMBER 25, 1998
                              ------------------

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS
                          EMERGING GROWTH FUND, INC.


This proxy is for your use in voting the matters relating to Flag Investors Emerging Growth Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s), Edward J. Veilleux, Amy M. Olmert and Scott J. Liotta, and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on September 25, 1998 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS
PORTION ONLY.

FLAG INVESTORS EMERGING GROWTH FUND, INC.

Vote on Directors

1.     To consider and act upon a proposal to elect a Board of Directors.

             01)  Richard T. Hale              05)  James J. Cunnane
             02)  Joseph R. Hardiman           06)  Louis E. Levy
             03)  Eugene J. McDonald           07)  Rebecca W. Rimel
             04)  Truman T. Semans             08)  Carl W. Vogt

       |_| FOR ALL

       |_| WITHHOLD ALL

       |_| FOR ALL EXCEPT:



       To withhold authority to vote mark "FOR ALL EXCEPT" and write the nominee's name on the line below.


       --------------------------------------------

Vote on Sub-Advisory Agreement

2. To approve a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. and Alex. Brown Capital Advisory & Trust Company.

       |_| For                                   |_| Against                             |_| Abstain

Please print and sign your
name in the space provided to
authorize the voting of your                _______________________________________      _____________
shares as indicated and return              Signature [PLEASE SIGN WITHIN BOX]           Date
promptly. When signing on
behalf of a corporation,
partnership, estate, trust
or in any other                             _______________________________________      _____________
representative capacity,                    Signature (Joint Owners)                     Date
please sign your name and
title.  For joint accounts,
each joint owner must sign.



          PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                         USING THE ENCLOSED ENVELOPE.
            NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.